Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-A

KEY PERFORMANCE FACTORS
December 31, 1998



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.7715%



        Excess Protection Level
          3 Month Average   5.78%
          December, 1998   5.78%
          November, 1998   5.67%
          October, 1998   5.87%


        Cash Yield                                  18.72%


        Investor Charge Offs                         4.98%


        Base Rate                                    7.96%


        Over 35 Day Delinquency                      4.96%


        Seller's Interest                           10.83%


        Total Payment Rate                          13.62%


        Total Principal Balance                     $ 41,270,703,888.09


        Investor Participation Amount               $ 760,000,000.00


        Seller Participation Amount                 $ 4,468,784,369.60